UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2007
TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States	000-52313	62-0474417
created by an act of Congress	Commission file	(I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation or	number
organization)

400 W. Summit Hill Drive	37902
Knoxville, Tennessee	(Zip Code)
(Address of principal executive offices)
(865) 632-2101
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On April 4, 2007, the Tennessee Valley Authority (“TVA”) issued a news release about TVA President and CEO Tom Kilgore’s report at the March 30, 2007, public meeting of the TVA Board of Directors. Mr. Kilgore’s report provided, among other things, certain financial projections for the fiscal year ended September 30, 2007. A copy of this news release is furnished as Exhibit 99.1 hereto.
     The presentation of the president’s report is available on TVA’s website at www.tva.com/finance.
Item 9.01 Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release Dated April 4, 2007, concerning Mr. Kilgore’s report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority (Registrant)
Date: April 4, 2007	/s/ John M. Hoskins
John M. Hoskins
Interim Chief Financial Officer and Executive Vice President, Financial Services

EXHIBIT INDEX
     This exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be filed under the Exchange Act.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release Dated April 4, 2007, concerning Mr. Kilgore’s report.